                                                                   Exhibit 99.24

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

               ---------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-9
              ----------------------------------------------------

                    Monthly Period:                  9/1/01 to
                                                     9/30/01
                    Distribution Date:               10/18/01
                    Transfer Date:                   10/17/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-9 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      -------------------------------------------------------

      1. The total amount of the distribution to
         Certificateholders on the Distribution Date per
         $1,000 original certificate principal amount
                                        Class A                    $     4.40000
                                        Class B                    $     4.62500
                                        Excess Collateral Amount   $     5.08333

      2. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                        Class A                    $     4.40000
                                        Class B                    $     4.62500
                                        Excess Collateral Amount   $     5.08333

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-9
Page 2

      3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
         $1,000 original certificate principal amount
                                      Class A                                   $        0.00000
                                      Class B                                   $        0.00000
                                      Excess Collateral Amount                  $        0.00000

 B.   Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
                                      Class A                                   $  88,343,137.63
                                      Class B                                   $   6,078,763.19
                                      Excess Collateral Amount                  $   7,110,697.11
                                                                                ----------------
                                      Total                                     $ 101,532,597.93

      2. Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of Finance Charge
              Receivables processed during the Monthly Period which were allocated in respect of the Certificates
                                       Class A                                  $   9,203,455.04
                                       Class B                                  $     633,316.97
                                       Excess Collateral Amount                 $     740,782.27
                                                                                ----------------
                                       Total                                    $  10,577,554.28

         (b1) Principal Funding Investment Proceeds (to Class A)                $           0.00
         (b2) Withdrawals from Reserve Account (to Class A)                     $           0.00
                                                                                ----------------
              Class A Available Funds                                           $   9,203,455.04

         (c1) Principal Funding Investment Proceeds (to Class B)                $           0.00
         (c2) Withdrawals from Reserve Account (to Class B)                     $           0.00
              Class B Available Funds                                           $     633,316.97

         (d1) Principal Funding Investment Proceeds (to CIA)                    $           0.00
         (d2) Withdrawals from Reserve Account (to CIA)                         $           0.00
              CIA Available Funds                                               $     740,782.27

         (e1) Total Principal Funding Investment Proceeds                       $           0.00
         (e2) Investment Earnings on deposits to Reserve Account                $           0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1998-9
Page 3

     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a) The aggregate amount of Principal Receivables in
            the Trust as of 09/30/01                              $32,242,194,027.86


        (b) Invested Amount as of 09/30/01
            (Adjusted Class A Invested Amount
            during Accumulation Period)
                                    Class A                       $   650,000,000.00
                                    Class B                       $    44,828,000.00
                                    Excess Collateral Amount      $    52,299,000.00
                                                                  ------------------
                                    Total                         $   747,127,000.00

        (c) The Floating Allocation Percentage:
                                    Class A                                    1.969%
                                    Class B                                    0.135%
                                    Excess Collateral Amount                   0.158%
                                                                     ---------------
                                    Total                                      2.262%

        (d) During the Accumulation Period: The Invested Amount
            as of ______ (the last day of the Revolving Period)
                                    Class A                       $             0.00
                                    Class B                       $             0.00
                                    Excess Collateral Amount      $             0.00
                                                                  ------------------
                                    Total                         $             0.00

        (e) The Fixed/Floating Allocation Percentage:
                                    Class A                                    1.969%
                                    Class B                                    0.135%
                                    Excess Collateral Amount                   0.158%
                                                                   -----------------
                                    Total                                      2.262%

    MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1998-9
    Page 4

    4. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                                     $     491,646,307.21
       (b) 60 - 89 days                                                     $     334,719,237.44
       (c) 90 - 119 days                                                    $     238,341,329.95
       (d) 120 - 149 days                                                   $     188,324,719.77
       (e) 150 - 179 days                                                   $     164,094,754.09
       (f) 180 or more days                                                 $               0.00
                                   Total                                    $   1,417,126,348.46

    5. Monthly Investor Default Amount.
       -------------------------------

       (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor
           Default Amount")

                                   Class A                                  $       3,316,917.84
                                   Class B                                  $         228,167.17
                                   Excess Collateral Amount $                         267,037.78
                                                                            --------------------
                                   Total                                    $       3,812,122.79


    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       ----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge- Offs and the reductions in the Class B Invested Amount and the Excess
           Collateral Amount

                                   Class A                                  $               0.00
                                   Class B                                  $               0.00
                                   Excess Collateral Amount $                               0.00
                                                                            --------------------
                                   Total                                    $               0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1998-9
Page 5

       (b) The aggregate amount of Class A Investor Charge- Offs reimbursed and the reimbursement of reductions in the Class B
           Invested Amount and the Excess Collateral Amount

                             Class A                                            $         0.00
                             Class B                                            $         0.00
                             Excess Collateral Amount                           $         0.00
                                                                                --------------
                             Total                                              $         0.00


   7.  Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing Fee
           payable by the Trust to the Servicer for the
           Monthly Period

                             Class A                                            $   812,500.00
                             Class B                                            $    56,035.00
                             Excess Collateral Amount                           $    65,373.75
                                                                                --------------
                             Total                                              $   933,908.75


   8.  Reallocated Principal Collections
       ---------------------------------
           The amount of Reallocated Excess Collateral Amount and Class B
           Principal Collections applied in respect of Interest
           Shortfalls, Investor Default Amounts or Investor Charge-Offs
           for the prior month

                             Class B                                            $         0.00
                             Excess Collateral Amount                           $         0.00
                                                                                --------------
                             Total                                              $         0.00

   9.  Excess Collateral Amount
       ------------------------
       (a) The amount of the Excess Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of
           the preceding month                                                  $52,299,000.00

   10. The Portfolio Yield
       -------------------
        The Portfolio Yield for the related Monthly Period                               10.87%

   11. The Base Rate
       --------------
        The Base Rate for the related Monthly Period                                      7.35%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1998-9
Page 6

C  Information Regarding the Principal Funding Account
   ---------------------------------------------------

       1.  Accumulation Period

       (a) Acumulation Period Commencement Date                           11/01/2003

       (b) Accumulation Period Length (months)                                     2

       (c) Accumulation Period Factor                                           4.56

       (d) Required Accumulation Factor Number                                     8

       (e) Controlled Accumulation Amount                         $   373,563,500.00

       (f) Minimum Payment Rate (last 12 months)                               12.86%

       2.  Principal Funding Account
           -------------------------

           Beginning Balance                                      $             0.00
             Plus: Principal Collections for related Monthly
                   Period from Principal Account                                0.00
             Plus: Interest on Principal Funding Account Balance
                   for related Monthly Period                                   0.00

             Less: Withdrawals to Finance Charge Account                        0.00
             Less: Withdrawals to Distribution Account                          0.00
                                                                  ------------------
           Ending Balance                                                       0.00

       3.  Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                   $             0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period          $             0.00

                 Accumulation Shortfall                           $             0.00
                                                                  ------------------
                 Aggregate Accumulation Shortfalls                $             0.00

       4.  Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                   $             0.00

           Less: Principal Funding Investment Proceeds            $             0.00
                                                                  ------------------

                 Principal Funding Investment Shortfall           $             0.00
                                                                  ------------------

D. Information Regarding the Reserve Account
   -----------------------------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-9
Page 7


      1. Required Reserve Account Analysis
         ---------------------------------

         (a)Required Reserve Account Amount percentage                  0.00000%

         (b)Required Reserve Account Amount ($)                   $        0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

         (c)Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date            $        0.00

         (d)Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date           $        0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date      $        0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer
         Date (1 (d) plus 2 above)                                $        0.00

      4. The Portfolio Adjusted Yield
         -----------------------------
         The Portfolio Adjusted Yield for the related Monthly
         Period                                                            4.46%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page




                                        First USA Bank, National Associatiuon
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ----------------------------------
                                              Tracie Klein
                                              First Vice President